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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

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Date of Report  June 9, 1998
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             First Union Real Estate Equity and Mortgage Investments
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(Exact name of registrant as specified in its charter)


         Ohio                           1-6249                  34-6513657
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State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

     Suite 1900, 55 Public Square
            Cleveland, Ohio                                     44113-1937
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:            (216) 781-4030
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Former name or former address, if changed since last report.




Total number of pages in report 3.





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ITEM 1. CHANGE IN CONTROL OF REGISTRANT
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         On May 19, 1998, the Registrant held a Special Meeting of Beneficiaries
(the "Meeting"), called to vote on certain proposals and nominations made by the Board of Trustees of the Registrant (the "Board") and certain proposals and nominations made by Gotham Partners, L.P. ("Gotham"). The Board's proposal was to fix the size of the Board at twelve by adding three new seats, with one vacancy to be added to each of the existing classes of Trustees. The Board's nominations were for election of three Trustees to Class II of the Board, whose terms were expiring at the Meeting. Prior to the vote, the Board withdrew the nominations of two of the candidates. Gotham's proposal was to fix the size of the Board at fifteen by adding two seats to each of the existing classes of Trustees, and to immediately fill such newly created seats. Gotham's nominations were for election of three Trustees to Class II of the Board and election of two additional Trustees to each of the three classes of the Board, to fill the newly- created seats if Gotham's proposal was adopted.

         On May 26, 1998, the Inspector of Elections for the Meeting certified that the vote of beneficiaries resulted in the adoption of Gotham's proposal and the election of all of Gotham's nominees. Gotham's nominees elected as Trustees are as follows: William A. Ackman, David P. Berkowitz, James A. Williams, Mary Ann Tighe and Stephen J. Garchik to Class II; Daniel Shuchman and Stephen S. Snider to Class I; and David S. Klafter and Daniel J. Altobello to Class III. On June 3, 1998, Gotham's nominees became members of the Board and James M. Delaney, Kenneth K. Chalmers and Spencer H. Heine resigned from the Board.

         Gotham, Gotham Partners II, L.P. ("Gotham II") and Gotham International Advisors, L.L.C. ("Gotham Advisors") beneficially own 8.23%, 0.10% and 1.31%, respectively, of the Registrant's outstanding shares of Beneficial Interest, par value $1.00 per share (the "Shares"). Mr. Ackman is President of Karenina Corporation, a general partner of Section H Partners, L.P. ("Section H"), the sole general partner of Gotham and Gotham II, and a Senior Managing Member of Gotham Advisors. Mr. Berkowitz is President of DPB Corporation, a general partner of Section H, and a Senior Managing Member of Gotham Advisors. Mr. Klafter and Mr. Shuchman are each limited partners of Section H and Gotham, and Members of Gotham Advisors. Ms. Tighe and Mr. Williams are each limited partners of Gotham. Each of the foregoing individuals has disclaimed beneficial ownership of any Shares beneficially owned by Gotham, Gotham II or Gotham Advisors.

ITEM 7. EXHIBITS.
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         99.1              Press Release dated May 26, 1998 announcing results
                           of voting

         99.2 Press Release dated May 28, 1998 announcing a change in control






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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         First Union Real Estate Equity
                                           and Mortgage Investments
                                           ------------------------
                                                    (Registrant)



Date:    June 9, 1998                    By: /S/  Paul F. Levin
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                                                  Paul F. Levin
                                                  Senior Vice President
                                                  Secretary and General Counsel